Exhibit 99.1

NEWS RELEASE

C&J Energy Services Continues Discussions with Lenders;

Enters into Forbearance Agreement Under its Credit Facilities

HAMILTON, BERMUDA, June 1, 2016 – C&J Energy Services Ltd. (NYSE: CJES) (“C&J” or the “Company”) today announced that, in connection with ongoing discussions with the lenders under its credit facilities, it has entered into a forbearance agreement with respect to the previously announced covenant violation, as well as with respect to the payment of interest and certain fees under the credit facilities. As previously reported in connection with the release of its first quarter 2016 results, the Company previously obtained a temporary limited waiver agreement from its lending group in respect of its violation of the quarterly minimum cumulative consolidated Bank EBITDA covenant required to be tested at March 31, 2016, effective from March 31, 2016 through May 31, 2016. Pursuant to the forbearance agreement, the lenders have agreed to forbear from exercising default remedies or accelerating any indebtedness through June 30, 2016 as a result of this covenant violation or any default that results from the non-payment of interest, commitment fees or letter of credit fees during this forbearance period. The forbearance agreement will provide the Company with additional flexibility to continue discussions with its creditors and other stakeholders regarding the Company’s debt and capital structure.

Chief Executive Officer, President and Chief Financial Officer Randy McMullen commented, “We are pleased to have extended the relief with respect to our first quarter financial covenant violation, and temporarily alleviated the need to service our debt obligations. We appreciate the support of our lenders as we continue our collaborative discussions, and we believe this forbearance agreement is an important step towards developing a consensual resolution in a manner that benefits our capital structure. As we previously shared with our stakeholders, we are actively exploring strategic financing and restructuring alternatives to improve our liquidity position and ensure financing is available to better fund our capital needs. We believe that this forbearance agreement will provide us sufficient time to work with all stakeholders to address our liquidity issues and high debt levels with a solution that de-levers our balance sheet, strengthening our ability to weather this downturn and ensuring we are strongly positioned to capitalize on the eventual market recovery.”

Additional information about the forbearance agreement is contained in a Current Report on Form 8-K that the Company filed June 1, 2016 with the U.S. Securities and Exchange Commission.

About C&J Energy Services

C&J Energy Services is a leading provider of well construction, well completions, well support and other complementary oilfield services to oil and gas exploration and production companies. As one of the largest completion and production services companies in North America, C&J offers a full, vertically integrated suite of services involved in the entire life cycle of the well, including directional drilling, cementing, hydraulic fracturing, cased-hole wireline, coiled tubing, rig services, fluids management services and other special well site services. C&J operates in most of the major oil and natural gas producing regions of the continental United States and Western Canada. For additional information about C&J, please visit www.cjenergy.com.

C&J Energy Services Investor Contact

Daniel E. Jenkins

Director – Investor Relations

investors@cjenergy.com

1-713-260-9986

Forward-Looking Statements and Cautionary Statements

This news release (and any oral statements made regarding the subjects of this release) contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements, estimates and projections regarding our business outlook and plans, future financial position, liquidity and capital resources, operations, performance and other guidance regarding future developments. For example, statements regarding future financial performance, future competitive positioning, future benefits to stockholders, and future economic and industry conditions are forward-looking statements within the meaning of federal securities laws.

Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, our forward-looking statements are subject to significant risks, contingencies and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from our historical experience and our present expectations or projections which are implied or expressed by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, including due to declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by the oil and gas industry; the inability to comply with the financial and other covenants and metrics in our debt agreements as a result of reduced revenue and financial performance or our inability to raise sufficient funds through assets sales or equity issuances should we need to raise funds through such methods; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity and therefore impacts demand and pricing for our services, which negatively impacts our results of operations, including potentially resulting in impairment charges; pressure on pricing for our core services, including due to competition and industry and/or economic conditions, which may impact, among other things, our ability to implement price increases or maintain pricing on our core services; the loss of, or interruption or delay in operations by, one or more significant customers; the failure to pay amounts when due, or at all, by one or more significant customers; changes in customer requirements in markets or industries we serve; costs, delays, regulatory compliance requirements and other difficulties in executing our long-term growth strategy, including those related to expansion into new geographic regions and new business lines; the effects of future acquisitions on our business, including our ability to successfully integrate our operations and the costs incurred in doing so; business growth outpacing the capabilities of our infrastructure; adverse weather conditions in oil or gas producing regions; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our hydraulic fracturing services; the incurrence of significant costs and liabilities resulting from litigation; the incurrence of significant costs and liabilities resulting from our failure to comply, or our compliance with, new or existing environmental regulations or an accidental release of hazardous substances into the environment; expanding our operations overseas; the loss of, or inability to attract key management personnel; a shortage of qualified workers; the loss of, or interruption or delay in operations by, one or more of our key suppliers; operating hazards inherent in our industry, including the significant possibility of accidents resulting in personal injury or death, property damage or environmental damage; and accidental damage to or malfunction of equipment.

C&J cautions that the foregoing list of factors is not exclusive. For additional information regarding known material factors that could cause our actual results to differ from our present expectations and projected results, please see our filings with the U.S. Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.